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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported) September 29, 2004

       CWABS, INC. (as depositor under the Sale and Servicing Agreement, dated as of September 29, 2004, relating to the Revolving Home
                Equity Loan Asset Backed Notes, Series 2004-I).

                                  CWABS, INC.
                                  -----------
             (Exact name of registrant as specified in its charter)

            Delaware                   333-109272           95-4596514
 -------------------------------      ------------         -----------
  (State or Other Jurisdiction         (Commission       (I.R.S. Employer
        of Incorporation)              File Number)      Identification No.)


                4500 Park Granada
              Calabasas, California                    91302
             ------------------------                 --------
              (Address of Principal                   (Zip Code)
                Executive Offices)

Registrant's telephone number, including area code (818) 225-3240

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b)

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))




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Section 8.

Item 8.01. Other Events.
----       ------------

Description of the Notes and the Mortgage Pool*
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     On September 29, 2004, CWABS, Inc. (the "Company") entered into a Sale and
Servicing Agreement dated as of September 29, 2004 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as sponsor and as master servicer, CWABS Revolving Home Equity Loan
Trust, Series 2004-I, as trust and JPMorgan Chase Bank, as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2004-I. The Sale and Servicing Agreement is annexed hereto as Exhibit 99.1.

     The Company and CHL entered into a Purchase Agreement, dated as of September 29, 2004 (the "Mortgage Loan Purchase Agreement"), providing for the purchase and sale of the Mortgage Loans to be delivered pursuant to the Sale and Servicing Agreement. The Mortgage Loan Purchase Agreement is annexed hereto as Exhibit 99.2.

     The Trust and the Indenture Trustee entered into an Indenture, dated as of September 29, 2004 (the "Indenture"), providing for the issuance of the Notes. The Indenture is annexed hereto as Exhibit 99.3.

     In addition to the above agreements, MBIA Insurance Corporation issued a Surety Bond, dated September 29, 2004 (the "Surety Bond"), providing for the guarantee of certain payments with respect to the Notes upon certain conditions. The Surety Bond is annexed hereto as Exhibit 99.4.

     Wilmington Trust Company, as owner trustee (the "Owner Trustee") and the Company entered into a Trust Agreement, dated as of September 24, 2004 (the "Trust Agreement"), providing for the creation of the Trust. The Trust Agreement is annexed hereto as Exhibit 99.5.








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*   Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated September 14, 2004 and the Prospectus Supplement dated September 27, 2004, of CWABS, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2004-I (the "Prospectus").



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Section 9.
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Item 9.01. Financial Statements, Pro Forma Financial
----       -----------------------------------------

           Information And Exhibits.
           -------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

99.1 The Sale and Servicing Agreement, dated as of September 29, 2004, by and among the Company, CHL, the Trust and the Indenture Trustee.

99.2 The Purchase Agreement, dated as of September 29, 2004, by and between the Company and CHL.

99.3 The Indenture, dated as of September 29, 2004, by and between the Trust and the Indenture Trustee.

99.4 The Note Guaranty Surety Bond, dated as of September 29, 2004, issued by MBIA Insurance Corporation.

99.5 The Trust Agreement, dated as of September 24, 2004, by and among Wilmington Trust Company, as owner trustee (the "Owner Trustee") and the Company.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWABS, INC.






                                               By:     /s/ Celia Coulter
                                                       -----------------
                                                       Celia Coulter
                                                       Vice President


Dated: October 15, 2004


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EXHIBIT INDEX
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Exhibit        Description
-------        -----------

99.1 The Sale and Servicing Agreement, dated as of September 29, 2004, by and among the Company, CHL, the Trust and the Indenture Trustee.

99.2 The Purchase Agreement, dated as of September 29, 2004, by and between the Company and CHL.

99.3 The Indenture, dated as of September 29, 2004, by and between the Trust and the Indenture Trustee.

99.4 The Note Guaranty Surety Bond, dated as of September 29, 2004, issued by MBIA Insurance Corporation.

99.5 The Trust Agreement, dated as of September 24, 2004, by and among Wilmington Trust Company, as owner trustee (the "Owner Trustee") and the Company.



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